ADVANCED SERIES TRUST

AST Goldman Sachs Strategic Income Portfolio
AST Managed Alternatives Portfolio
AST Managed Equity Portfolio
AST Managed Fixed Income Portfolio

Supplement dated June 19, 2018 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) for the above listed portfolios, and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust’s SAI.

The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the portfolios listed below with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Goldman Sachs Strategic Income Portfolio	The Manager has voluntarily agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.02% of the Portfolio's average daily net assets.
AST Managed Alternatives Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales ) do not exceed 1.470% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. In addition, the Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund-of-funds.*

AST Managed Equity Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.250% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. In addition, the Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund-of-funds.*
AST Managed Fixed Income Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.250% of the Portfolio’s average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. In addition, the Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund-of-funds.*

* Fund of Funds Discount: The Manager has agreed to a voluntary fee waiver arrangement that will apply across each of the following portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Fund sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio (collectively, the Fund of Funds Portfolios). This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

—Combined assets up to $10 billion: No fee reduction.

—Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

—Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

—Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

—Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

—Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

—Combined assets between $105 million and $125 billion: 12.5% reduction to effective fee rate.

—Combined assets above $125 billion: 15.0% reduction to effective fee rate.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP2